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                                                                   EXHIBIT 10.3b

                              PXRE REINSURANCE LTD.
                            CREDIT ENHANCEMENT POLICY
                                November 8, 2002

Insureds:         The LENDERS and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as agent for the Lenders
                  (in such capacity, the "Agent"), ratably as their interest appear under that certain First Amended and Restated Credit
                  Agreement dated August 31, 1999 (the "Original Agreement"), among PXRE CORPORATION, a Delaware corporation (the
                  "Borrower"), PXRE GROUP LTD., a Bermuda corporation ("PXRE
                  Group"), and PXRE REINSURANCE (BARBADOS) LTD., a Barbados corporation ("PXRE Barbados"), the Lenders and the Agent, as amended by a First Amendment dated March 29, 2000 (the "First
                  Amendment") and the Amended And Restated Second Amendment To
                  First Amended And Restated Credit Agreement And Consent, dated as of the 4th day of April, 2002 (the "Second Amendment", together with the First Amendment and the Original Agreement, the "Credit Agreement").

Insured
Obligation:       100% of the Obligations due and payable (whether at the
                  stated maturity, by acceleration or otherwise) under the Credit Agreement or any of the other Credit Documents.

         PXRE Reinsurance Ltd. (the "Insurer"), for consideration of a premium in the amount of $500,000, the receipt of which by Insurer from PXRE Group for and on behalf of the Insureds is hereby acknowledged, hereby absolutely, unconditionally and irrevocably agrees to pay to the Insureds pursuant to this Credit Enhancement Policy (the "Policy"), the full and complete amount of any Obligations (the "Insured Obligations") when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise) in each case subject to the terms and conditions of this Policy.

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

The Insurer shall forthwith pay or cause to be paid to the Agent, for the benefit of the Insureds, an amount equal to the amount of the Insured Obligations then due and owing as aforesaid in US Dollars immediately after, and in any event within one (1) Business Day after its receipt of a written notice of nonpayment ("Notice of Nonpayment") executed by the Agent substantially in the form of Exhibit A hereto, or in such other form delivered to the Credit Parties under the Credit Agreement, it being specifically understood that any demand for payment made upon any Credit Party under the Credit Agreement shall be deemed a "Notice of Nonpayment" hereunder. Such payments shall be made, by wire transfer in immediately available funds, without set-off, counterclaim or other defense and, in accordance with Section 2.17 of the Credit Agreement, free and clear of and without deduction for any Taxes, the Insurer hereby agreeing to comply with and be bound by the provisions of Section 2.17 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Section are hereby incorporated into and made a part of this Policy by this reference as if set forth herein at length, and such payments shall be made directly to the Agent on behalf of the Insureds to such account as the Agent shall notify the Insurer from time to time. All notices and other communications provided for hereunder shall be delivered in the manner prescribed in Section
11.5 of the Credit Agreement to any Credit Party.
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         This Policy is neither transferable nor assignable, in whole or in part, except to any successors and assigns of the Agent or Lenders permitted by the Credit Agreement (each, a "Permitted Assignee"). An assignment to a Permitted Assignee shall become effective upon receipt of a copy of the assignment by the Insurer. Upon assignment to a Permitted Assignee, the Permitted Assignee shall be deemed an "Insured" hereunder and shall succeed to all of the rights and benefits of the Insured-assignor herein contained.

         The Insurer's obligation to make any payment required pursuant to this Policy shall be irrevocable and unconditional and the Insurer shall make such payment from its own funds without the prior assertion of any defenses to payment or rights of set off. The Insureds may resort to the Insurer for payment of all or any part of the Insured Obligation, whether or not the Insureds (a) shall have resorted to any collateral securing any of the Obligations under the Credit Agreement or (b) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations under the Credit Agreement (all of the actions referred to in preceding clauses (a) and (b) being hereby expressly waived by the Insurer).

         The Insureds shall be entitled to recover and the Insurer agrees to pay or reimburse upon demand all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by (y) any Insured in connection with any suit, action or proceeding to enforce or protect any rights of the Insureds hereunder and (z) the Agent in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold each Insured and its directors, officers, employees, agents and Affiliates harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential, that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Policy or the collection or enforcement of the Insured Obligations; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any such claims, losses, costs and expenses to the extent determined by a final and nonappealable judgment of a court of competent jurisdiction or pursuant to arbitration as set forth herein to have resulted from the gross negligence or willful misconduct of such indemnified party.
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         This Policy and the obligations of the Insurer hereunder are unconditional and irrevocable and shall only terminate on the date (the "Termination Date") upon which the following has occurred: (i) the payment in full of the Insured Obligations, (ii) the termination of the Commitments, and
(iii) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender or Affiliate of any Lender are parties (the events in clauses (i), (ii) and (iii) above, collectively, the "Termination Requirements"). This Policy sets forth in full the undertaking of the Insurer, and shall not, except with the prior written consent of the Agent or otherwise in accordance with the express terms hereof, be modified, altered or affected by any other Policy or instrument, including any modification or amendment thereto. This Policy may not be canceled by the Insurer prior to the Termination Date. The Agent shall return this Policy to the Insurer as soon as practicable immediately following the Termination Date.

         This Policy shall be governed by and construed in accordance with the laws of Bermuda, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Policy shall be regarded as made under the laws of Bermuda and that the laws of Bermuda shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Notwithstanding the foregoing choice of law, the Insurer hereby consents to the nonexclusive jurisdiction of any state court within Mecklenburg County, North Carolina or any federal court located within the Western District of the State of North Carolina or the Southern District of the State of New York for any proceeding instituted hereunder, or arising out of or in connection with this, or any proceeding to which the Agent or any Lender or the Borrower or any Guarantor is a party, including any actions based upon, arising out of, or in connection with any course of conduct, course of dealing, statement (whether oral or written) or actions of the Agent or any Lender or the Borrower or any Guarantor. The Insurer irrevocably agrees to be bound (subject to any available right of appeal) by any judgment rendered or relief granted thereby and further waives any objection that it may have based on lack of jurisdiction or improper venue or forum non conveniens to the conduct of any such proceeding. The Insurer consents that all service of process be made by registered or certified mail directed to it at the address for PXRE Group set forth in Section 11.5 of the Credit Agreement, and service so made shall be deemed to be completed upon the earlier of actual receipt thereof or three (3) days after deposit in the United States mails, proper postage prepaid and properly addressed. Nothing in this paragraph shall affect the right to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against the Insurer in the courts of any other jurisdiction.

         To the fullest extent permitted under applicable law, the Insurer hereby irrevocably and unconditionally waives:

                  (i) all right to trial by jury in any action, proceeding or counterclaim arising out of or related to this Policy;

                  (ii) presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Credit Document with respect to any Insured Obligation), protest, dishonor, acceptance hereof, extension of additional credit to any Credit Party and of any rights to consent thereto;
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                  (iii) any right to require the Insureds or any of them, as a condition of payment or performance by the Insurer hereunder, to proceed against, or to exhaust or have resort to any collateral or other security from or any deposit balance or other credit in favor of, any Credit Party or any other Person directly or indirectly liable for any Insured Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any collateral or other security for any Insured Obligations or for any guaranty or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of the Insurer against any Credit Party or any other Person directly or indirectly liable for any Insured Obligations or any such collateral or other security;

                  (iv) any right or defense based on or arising by reason of any right or defense of any Credit Party or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of any Credit Party or any other Person, the failure of PXRE Group to make any payment of premiums due under this Policy, the invalidity or unenforceability of any Insured Obligations, any collateral or other security therefore or any Credit Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of any Credit Party for any reason other than the satisfaction of the Termination Requirements;

                  (v) any defense based on any Insured's acts or omissions in the administration of the Insured Obligations, any guaranty or other liability in respect thereof or any collateral or other security for any of the foregoing, and promptness, diligence or any requirement that any Insured Party create, protect, perfect, secure, insure, continue or maintain any liens in any such collateral or other security;

                  (vi) any right to assert against any Insured, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against any Insured (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

                  (vii) any defense based on or afforded by any applicable law that limits the liability of or exonerates insurers or that may in any other way conflict with the terms of this Policy.

         The obligations of the Insurer under this Policy are irrevocable, primary, absolute and unconditional and neither the failure of the Insureds or any party to any Credit Document to perform any covenant or obligation in favour of the Insurer hereunder or under any other agreement, or the invalidity or unenforceability of any Credit Document (or any part thereof), nor the commencement of any insolvency proceeding by or against any of the Lenders will in any way affect or limit the Insurer's unconditional obligations under this Policy.
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         This Policy sets forth in full the undertaking of the Insurer, and
(except as provided herein) may not be modified, altered, or affected by any other agreement or instrument (including without limitation any Credit Document), including any modification or amendment thereto, and may not be cancelled or revoked.

         Upon any payment hereunder or any such advance, and upon the payment in full of all of the Obligations, in furtherance and not in limitation of the Insurer's equitable right of subrogation, the Insurer will be subrogated to the rights of the Agent and the Lender and any party indemnified under the Credit Documents to receive any amount with respect to which the Insurer has made a payment hereunder. Notwithstanding the foregoing, the Insurer hereby agrees that, until satisfaction of the Termination Requirements, it will not exercise or seek to exercise any claim or right that it may have against any Credit Party at any time as a result of any payment made under or in connection with this Policy or the performance or enforcement hereof, including any right of subrogation to the rights of any of the Insureds against any Credit Party, any right of indemnity, contribution or reimbursement against any Credit Party, any right to enforce any remedies of any Insured against any Credit Party, or any benefit of, or any right to participate in, any collateral or other security held by any Insured to secure payment of the Insured Obligations, in each case whether such claims or rights arise by contract, statute, common law or otherwise. The Insurer further agrees that all indebtedness and other obligations, whether now or hereafter existing, of any Credit Party or any Subsidiary of any Credit Party to the Insurer, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Insured Obligations. The Insurer further agrees that if any amount shall be paid to or any distribution received by the Insurer (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Insureds, and shall forthwith be delivered to the Agent in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Insured Obligations, whether or not matured, in accordance with the terms of the applicable Credit Documents and without in any way discharging, limiting or otherwise affecting the liability of the Insurer under any other provision of this Policy. Additionally, in the event any Credit Party or any Subsidiary of any Credit Party becomes a "debtor" within the meaning of the Bankruptcy Code, the Agent shall be entitled, at its option, on behalf of the Insureds and as attorney-in-fact for the Insurer, and is hereby authorized and appointed by Insurer, to file proofs of claim on behalf of the Insurer and vote the rights of Insurer in any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of such Credit Party or such Subsidiary to Insurer in any such proceeding, Insurer hereby assigning to the Agent all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.
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         The Insurer covenants and agrees that, until the satisfaction of the
Termination Requirements, at all times the Insurer will comply with the conditions attached to its registration as an insurer under the Insurance Act 1978 and the regulations promulgated thereunder. In addition, the Insurer will not, directly or indirectly, create or otherwise cause or suffer to exist or become effective any direction which may be issued in respect of the Insurer by the Bermuda Monetary Authority (the "Authority"), including, without limitation, any direction that the Insurer cease or limit its underwriting or that there be a prohibition or restriction on the payment of dividends or other distributions by the Insurer, or any direction by the Authority directing the Insurer to maintain in, or transfer to and keep in the custody of, a specified bank, assets of the Insurer of such value and description as are specified in the direction. Insurer will deliver to each of the Insureds promptly upon (and in any event within five (5) Business Days after) any Responsible Officer of Insurer obtaining knowledge thereof, written notice whether any direction under Section 32 has been issued to it or the occurrence of any of the events described in
Section 5.3(f) of the Credit Agreement.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and delivered in Bermuda as a deed on the date first written above.


                                            PXRE REINSURANCE LTD.

         [SEAL]

                                            By: /s/ Jeffrey L. Radke
                                               -------------------------
                                            Name:   Jeffrey L. Radke
                                            Title:  Chief Operating Officer


                                            By: /s/ John M. Modin
                                               -------------------------
                                            Name:   John M. Modin
                                            Title:  Chief Financial Officer



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                     Exhibit A to Credit Enhancement Policy

                              PXRE Reinsurance Ltd.


                              NOTICE OF NONPAYMENT

         Pursuant to the Credit Enhancement Policy issued on October ___, 2002 (the "Policy"), the undersigned demands payment of $_____ by 1:00 p.m. Bermuda time on _________, 20,___.

         This amount of:

         (1) the sum under the Credit Agreement of $______ for principal due on ______, $____ for interest due on______, and $_____ for _____ due on_____.

         An explanation of any amount due other than principal and interest is attached. The Agent represents and warrants that it is entitled to make this demand under the Credit Agreement and the Policy. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Policy.

                  IN WITNESS WHEREOF, this notice has been executed this___ day of ________